TAXES ON INCOME (TAX BENEFIT)	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

NOTE 14 –TAXES ON INCOME (TAX BENEFIT)

A.	Company

Part of the Company's investment in equipment has received approvals ("Approved Enterprise" status) in accordance with the Law for the Encouragement of Capital Investments, 1959 (the "Investment Law"). The Company has chosen to receive its benefits through the "Alternative Benefits" track, and, as such, is eligible for various benefits. These benefits include accelerated depreciation of fixed assets used in the investment program, as well as a full tax exemption on undistributed income in relation to income derived from the first plan for a period of 2 years and for the second and third plans for a period of 4 years. Thereafter tax rate of 25% will be applicable for an additional period of up to 5 years for the first plan and 3 years for the second and third plans, commencing with the date on which taxable income is first earned but not later than certain dates. In the case of foreign investment of more than 25%, the tax benefits are extended to 10 years, and in the case of foreign investment ranging from 49% to 100% the tax rate is reduced on a sliding scale to 10%. The benefits are subject to the fulfillment of the conditions of the letter of approval. The first, second and third plans benefit periods have already expired.

On April 1, 2005, an amendment to the Investment Law came into effect ("the Amendment") that significantly changed the provisions of the Investment Law. The Amendment limits the scope of enterprises which may be approved by the Investment Center by setting criteria for the approval of a facility as a Privileged Enterprise, such as provisions generally requiring that at least 25% of the Privileged Enterprise's Income will be derived from export. Additionally, the Amendment enacted major changes in the manner in which tax benefits are awarded under the Investment Law so that companies no longer require Investment Center approval in order to qualify for tax benefits. However, the Investment Law provides that terms and benefits included in any certificate of approval already granted will remain subject to the provisions of the law as they were on the date of such approval. Therefore, the Israeli companies with Approved Enterprise status will generally not be subject to the provisions of the Amendment. As a result of the amendment, tax-exempt income generated under the provisions of the new law, will subject the Company to taxes upon distribution or liquidation. Plans four, five and six are under Privileged Enterprise.

The benefit periods for plans one, two and three have expired.

In 2006, the Company received approval under the Amendment to its Fourth plan as a Privileged Enterprise. The commencement year was 2004. 2011 is the first year the Company generated income subject to the provisions of the new law. The expected expiration year is 2015.

In 2007, the Company received approval under the Amendment to its Fifth plan as a Privileged Enterprise. The commencement year was 2006. 2011 is the first year the Company generated income subject to the provision of the new law. The expected expiration year is 2017.

In 2008, the Company received approval under the Amendment to its sixth plan as a Privileged Enterprise. The commencement year was 2008. 2011 is the first year the Company generated income subject to the provision of the new law. The expected expiration year is 2019.

The entitlement to the above benefits is conditional upon the Company fulfilling the conditions stipulated by the above law, regulations published thereunder and the instruments of approval for the specific investments in "Approved Enterprises". In the event of failure to comply with these conditions, the benefits may be canceled and the Company may be required to refund the amount of the benefits, in whole or in part, including interest.

Income not eligible for "Approved Enterprise" benefits mentioned above is taxed at a regular rate of 25% (24% in 2011).

In the event of distribution by the Company of a cash dividend out of retained earnings that were tax exempt due to its Approved Enterprise status, the Company would have to pay corporate tax of 10% - 25% on the income from which the dividend was distributed based on the extent to which non-Israeli shareholders hold Company’s shares. A 15% withholding tax may be deductible from dividends distributed to the recipients.

From 2011 the Company has earnings attributable to Approved Enterprise programs.

The Company distributed during 2011 and 2012 dividends in the aggregate amount of $17.5 million. Such distribution did not result in additional Israeli tax liabilities to the Company because such dividends were paid from regular parent Company profits, which were not derived from Approved Enterprises.

In November 2012, a law was enacted in Israel to incentivize companies to pay taxes on those Approved Enterprises earnings as if distributed, and effectively release the earnings from any further tax liabilities at the Company parent level. The law, although not mandatory, offers lower tax rates on those earnings, accumulated through the year ended December 31, 2011, elected to be "released" which as applicable to the Company will be approximately 6%. During 2013 the Company elected to use the incentive available under the law by paying tax of $0.7 million, releasing 2011 tax-exempt earnings of $12.2 million for future dividends distributions. Deferred tax provision was included in the Company financial statements for the year ended December 31, 2012.

Except for 2011 Approved Enterprise profits as explained above, the Company has not provided deferred taxes on future distributions of tax-exempt earnings, as management and the board of directors have not yet determined to pay any dividend in the future from those earnings. Accordingly, such earnings have been considered to be permanently reinvested.

In 2011, new legislation amending to the Investment Law was adopted (the “2011 Amendment”). Under the 2011 Amendment, a uniform corporate tax rate will apply to all qualifying income of certain Industrial Companies (requirement of a minimum export of 25% of the company's total turnover), as opposed to the current law's incentives, which are limited to income from Approved Enterprises during their benefits period. Under the 2011 Amendment, the uniform tax rate will be 10% in areas in Israel designated as Development Zone A and 15% elsewhere in Israel during 2011-2012, 7% and 12.5%, respectively, in 2013-2014, and 6% and 12%, respectively thereafter. The profits of these Industrial Companies will be freely distributable as dividends, subject to a 15% withholding tax (or lower, under an applicable tax treaty).

Under the transition provisions of the 2011 Amendment, the Company may decide to irrevocably implement the provisions of the 2011 Amendment while waiving benefits provided under the current law or to remain subject to the current law.

Changing from the current law to the 2011 Amendment is permitted at any time. The Company does not expect the 2011 Amendment to have material ramifications on the tax payable in respect of its Israeli operations. The Company may adopt the 2011 Amendment during 2013.

B.	Tax assessments

Final tax assessments in Israel have been received up to and including the 2008 tax year.

C.	Deferred taxes

Deferred tax assets, net consist of the following significant items:

	DECEMBER 31,
	2012	2011

Net operating loss carry forwards of non-Israeli subsidiaries	$7,360	$7,606
R&D cost temporary differences	984	14
Other timing differences	1,628	1,180
Deferred liability due to future dividend from 2011 Approved Enterprise	(735)	-
Deferred tax assets before valuation allowance	9,237	8,800
Valuation allowance	(7,787)	(7,890)
Deferred tax assets, net of allowance	$1,450	$910

Presentation in balance sheets:

	DECEMBER 31,
	2012	2011

Current deferred taxes, net	$220	$540
Non-current deferred taxes, net	1,230	550
Non-current deferred tax liability, net	-	(180)
	$1,450	$910

Under ASC 740 ("Income Taxes"), deferred tax assets, net are to be recognized for the anticipated tax benefits associated with net operating loss carry-forwards and deductible temporary differences; unless it is more-likely-than-not that some or all of the deferred tax assets will not be realized. The adjustment is made by a valuation allowance. Since in previous years the realization of the net operating loss carry-forwards and deductible temporary differences was less likely than not, a valuation allowance has been established for the full amount of the tax benefits. For 2008, based on historical taxable income from continuing operations and projections for future taxable income, the Company determined that it is more likely than not that some of its deferred tax assets are expected to be realized, and reversed part of the valuation allowance. The reversal of the valuation allowance and other adjustments to the deferred tax assets resulted in the recognition of tax Benefit (expense) of $540 and ($1,310) in 2012 and 2011, respectively.

As of December 31, 2012, net operating loss carryforwards in the Company’s U.S subsidiary amounted to approximately $19,000 attributable to the federal tax and approximately $6,300 attributable to state tax. The tax loss carryforwards in the U.S. expire between 2013 and 2024. Utilization of U.S. net operating losses would be subject to substantial annual limitations due to the "change in ownership" provisions of the Internal Revenue Code of 1986 and similar state law provisions. The annual limitations would result in the expiration of part of net operating losses before utilization. There are no material other tax loss carryforwards in other companies in the group.

Deferred tax has not been provided on the following items:

(1) Taxes that would apply in the event of disposal of investments in subsidiaries, as it is generally the Company’s intention to hold these investments, not to realize them.

(2) As for the year ended December 31, 2012, the amount of earnings subject to additional taxes for which deferred taxes were not provided was $16.1 million and the potential tax liability was in the amount of $2.4 million. The Company may avoid the tax liability if distribution is not made or is made from resources other than earnings from Approved Enterprises with those earnings permanently reinvested. The Company has not provided deferred taxes, as management and the board of directors have not yet determined to pay any dividend from these earnings in the future. Accordingly, such earnings have been considered to be permanently reinvested.

(3) Dividends distributable from the income of foreign subsidiaries in the Group, as the Company does not expect these subsidiaries to regularly distribute dividends in the foreseeable future. If these dividends were to be paid, the Company would have to pay additional taxes of about $0.1 million on the distribution, and the amount would be recorded as an income tax expense in the period the dividend is declared.

D.	Israel and International components of income profit before taxes

	YEAR ENDED DECEMBER 31,
	2012	2011	2010

Israel	$4,482	$13,330	$7,049
International	3,175	1,342	3,366
	$7,657	$14,672	$10,415

E.	Income taxes included in the statement of operations

	YEAR ENDED DECEMBER 31,
	2012	2011	2010

Current taxes	$709	$1,152	$430
Deferred taxes	(540)	1,310	940
	$169	$2,462	$1,370

F.	Tax reconciliation

The following is a reconciliation of the theoretical tax expense, assuming that all income is taxed at the ordinary statutory average corporate tax rate in Israel and other jurisdictions and the actual tax expense in the statement of operations, is as follows:

	YEAR ENDED DECEMBER 31,
	2012	2011

Net income before taxes	$7,657	$14,672

Average Statutory tax rates	28%	27%

Theoretical tax	2,144	3,961

Decrease in taxes resulting from effect of “privileged enterprise” status	(1,120)	(3,266)
Non-deductible expenses	1,235	(641)
Change in valuation allowance and deferred taxes	(1,775)	1,951
Other	(315)	457
	(1,975)	(1,499)

Actual tax expense	$169	$2,462

G.	Uncertain tax positions

As of December 31, 2012, The Company maintains 4 uncertain tax positions accruals in the amounts of $367 $555, $178 and $19.

As of December 31, 2011, The Company maintained 3 uncertain tax positions accruals in the amounts of $352, $341 and $32.

The Company believes that it has adequately provided for any reasonably foreseeable outcomes related to tax audits and settlement. The final tax outcome of its tax audits could be different from that which is reflected in the Company’s income tax provisions and accruals. Such differences could have a material effect on the Company’s income tax provision and net income in the period in which such determination is made.